USAA Growth Fund

Supplement dated March 1, 2022, to the Summary Prospectus

dated December 1, 2021 ("Summary Prospectus")

Effective March 1, 2022, Kristin Fong is added as a portfolio manager to the USAA Growth Fund. The table under Portfolio Managers is amended to include Kristin Fong as follows:

	Title	Tenure with the Fund
Kristin Fong	Junior Portfolio Manager/Analyst, NewBridge	Since March 2022

If you wish to obtain more information, please call the USAA Mutual Funds at (800) 235-8396.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.

Victory Capital means Victory Capital Management Inc., the investment adviser of the USAA Mutual Funds. USAA Mutual Funds are distributed by Victory Capital Services, Inc., member FINRA, an affiliate of Victory Capital. Victory Capital and its affiliates are not affiliated with United Services Automobile Association or its affiliates. USAA and the USAA logos are registered trademarks and the USAA Mutual Funds and USAA Investments logos are trademarks of United Services Automobile Association and are being used by Victory Capital and its affiliates under license.